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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  December 18, 1996
                                                   _________________



                  PERMA-FIX ENVIRONMENTAL SERVICES, INC.
             ________________________________________________
            (Exact name of registrant as specified in Charter)



      Delaware               1-11596              58-1954497
   ______________        ______________        _________________
  (State or other       (Commission          (I.R.S. Employer
   jurisdiction)          File Number)         Identification
                                                   Number)


1940 Northwest 67th Place, Gainesville, Florida    32653
_______________________________________________    ________
(Address of principal executive office)          (Zip Code)



                                    N/A
        __________________________________________________________
        Former name or former address, if changed since last report



                              (352) 373-4200
                       ____________________________
                      (Registrant's telephone number)

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
Item 4.   Changes in Registrant's Certifying Accountant

     b. On December 18, 1996, the Registrant's Board of Directors approved the employment of BDO Seidman, LLP ("Seidman"), as the Registrant's new independent auditors. Seidman was selected to replace Arthur Andersen, LLP ("Andersen"), who resigned as the Registrant's independent auditors on November 15, 1996. The resignation of Andersen was reported by the Registrant in the Registrant's Form 8-K, as amended by the Registrant's Form 8-K/A, Date of Report (date of earliest event reported): November 15, 1996, which are incorporated herein by reference.

          During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Seidman, neither the Registrant nor any one on its behalf consulted with Seidman regarding either the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 20, 1996.

                              PERMA-FIX ENVIRONMENTAL
                              SERVICES, INC.


                              By: /s/ Louis F. Centofanti
                                 _______________________________
                                 Dr. Louis F. Centofanti
                                 Chairman of the Board,
                                 Chief Executive Officer
                                 and President



                              By:  /s/ Richard T. Kelecy
                                 _______________________________
                                 Richard T. Kelecy
                                 Chief Financial Officer





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